Exhibit 10(b)






Exhibit 10(b)

STEPHEN E. ROTH
DIRECT LINE: (202) 383-0158
Internet: sroth@sablaw.com


                                 July 2, 1999


VIA EDGARLINK

Board of Directors
Allstate Life Insurance Company
3100 Sanders Road
Northbrook, IL 60062

Ladies and Gentlemen:

         We hereby consent to the reference to our name under the caption "Legal Matters" in the SelectDirections Variable Annuity Prospectus filed as part of Pre-Effective Amendment No. 1 to the registration statement on Form N-4 for Allstate Financial Advisors Separate Account 1 (File No. 333-77605). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                Very truly yours,

                                Sutherland Asbill & Brennan LLP



                                By:   /s/ Stephen E. Roth
                                     ------------------------
                                      Stephen E. Roth